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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)           September 27, 2004
                                                           ------------------

                                 DATASCOPE CORP.
                              --------------------
             (Exact name of registrant as specified in its charter)

          Delaware                       0-6516                  13-2529596
    --------------------          --------------------      --------------------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

           14 Philips Parkway
          Montvale, New Jersey                                   07645-9998
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(Address of principal executive offices)                         (Zip Code)

(Registrant's telephone number, including area code)           (201) 391-8100
                                                            --------------------

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.        Departure of Directors or Principal Officers; Election of
                  Directors; Appointment of Principal Officers.

         On September 27, 2004, the Board of Directors of Datascope Corp. appointed James J. Loughlin to the Board of Directors and to its Audit Committee. A copy of the press release announcing such appointment is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

         At the board meeting, George Heller, a director of the Corporation whose term expires as of the Annual Meeting of Shareholders in December 2004, notified the Board of Directors that he has elected not to stand for re-election at the annual meeting.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

         On September 27, 2004, the Board of Directors of Datascope Corp. amended Section 5.1 of the By-Laws of the Corporation to provide that committees of the Board of Directors may be comprised of one or more directors. Previously,
Section 5.1 of the By-Laws of the Corporation provided that committees of the Board of Directors be comprised of three or more directors. The amendment was effective on September 27, 2004. A complete copy of the amended By-Laws of the Corporation is attached as Exhibit 3.1 to this report.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           DATASCOPE CORP.

                                           Registrant



                                           By:  /s/ Fred Adelman
                                               ------------------------------
                                                VP, Chief Accounting Officer
                                                and Corporate Controller



Dated:  September 30, 2004

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                                  EXHIBIT INDEX


Exhibit 3.1              By-Laws of Datascope Corp.

Exhibit 99.1 Press release announcing Datascope Corp.'s appointment of James J. Loughlin to Datascope Corp.'s Board of Directors.